Exhibit 3.6
                                             CERTIFICATE OF AMENDMENT

                                                        TO

                                   ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.

                                           CERTIFICATE OF DETERMINATION



         Michael L. Silverman and Dean Kernus certify that:

1.       They  are  the  President  and  Secretary  of  Advanced   Remote
  Communication   Solutions,   Inc.  (the
"Corporation"), respectively.

2. A Certificate of Determination of the Corporation was filed on May 25, 2000 (the "Certificate of Determination") fixing the terms of a series of Preferred Stock, designating that series as Series B Preferred Stock and fixing the number of shares constituting the Series B Preferred Stock to be issued as 376.25. None of the shares of Series B Preferred Stock is outstanding.

3.       The Board duly adopted the following resolutions:

                  WHEREAS, the Articles of Incorporation authorize the Preferred Stock of the Corporation to be issued in series and authorize the Board of Directors of the Corporation (the "Board") by resolution to fix the designation of, the number of shares constituting, and the rights, preferences, privileges and restrictions relating to a series of Preferred Stock, and to thereafter in the same manner increase or decrease the number of shares of such series; and

                  WHEREAS, the Board desires, pursuant to its authority, to increase the number of the shares constituting the series designated as Series B Preferred Stock to 500.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby increase the number of shares constituting the series designated as Series B Preferred Stock to 500.

         4. Pursuant to Corporations Code Section 401(c), the number of shares constituting the Series B Preferred Stock to be issued shall be increased by
123.75 to a total of 500.


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6.       Section 2 of the Certificate of Determination shall be amended and restated to read as follows:

 "The number of shares of preferred stock is 1,000,000. The number of Series B Preferred Stock to be issued is 500. None of the Series B Preferred Stock has been issued."


                                         /s/ Michael L. Silverman
                                          Michael L. Silverman, President



                                         /s/ Dean Kernus
                                          Dean Kernus, Secretary



         Michael L. Silverman declares under penalty of perjury under the laws of the State of California that he has read the foregoing Certificate of Amendment and knows the contents thereof and that the same is true of his own knowledge.

Dated:  June ____, 2000

                                          /s/ Michael Silverman
                                          Michael L. Silverman, President



         Dean Kernus declares under penalty of perjury under the laws of the State of California that he has read the foregoing Certificate of Amendment and knows the contents thereof and that the same is true of his own knowledge.

Dated:  June ____, 2000



                                          /S/ Dean Kernus
                                          Dean Kernus, Secretary